UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Newport Center Drive, Suite 300 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On June 9, 2021, the Board of Directors of Landsea Homes Corporation (the “Corporation”) established July 27, 2021 as the date of the Corporation’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and set July 6, 2021 as the record date for determining stockholders who are eligible to receive notice of and vote at the 2021 Annual Meeting. The Corporation will publish additional details regarding the exact time, location and matters to be voted on at the 2021 Annual Meeting in the Corporation’s proxy statement for the 2021 Annual Meeting. Because the date of the 2021 Annual Meeting represents a change of more than 30 calendar days from the previously announced date of the 2021 Annual Meeting, the deadline for stockholders to submit proposals under Rule 14a-8 for the 2021 Annual Meeting as set forth in the Corporation’s definitive proxy statement for the special meeting of stockholders held on December 14, 2020 in lieu of the 2020 annual meeting of stockholders is no longer effective.

Rule 14a-8 Proposals Deadline. Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Corporation’s principal executive office not later than the close of business on June 29, 2021 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

Advance Notice Deadlines. The previously disclosed deadlines for director nominations or other business to be presented at the 2021 Annual Meeting under the Company’s Amended and Restated Bylaws were not impacted by the new date for the 2021 Annual Meeting.

All submissions must be made to Secretary, Landsea Homes Corporation, 660 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: June 15, 2021	By:	/s/ Trent Schreiner
	Name:	Trent Schreiner
	Title:	Senior Vice President of Accounting and Chief Accounting Officer